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                                                                       EX-10.(k)

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR QUALIFIED UNDER THE CALIFORNIA CORPORATE SECURITIES LAW OF 1968, AS AMENDED (THE "SECURITIES LAW"), OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THE SECURITIES REPRESENTED HEREBY CANNOT BE SOLD, ASSIGNED, PLEDGED, DISTRIBUTED, DONATED OR OTHERWISE TRANSFERRED OR DISPOSED OF WITHOUT SUCH REGISTRATION UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, UNLESS THE COMPANY DETERMINES THAT EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION REQUIREMENTS ARE AVAILABLE.

THIS WARRANT AND THE COMMON STOCK PURCHASABLE HEREUNDER ARE SUBJECT TO RESTRICTIONS ON TRANSFER CONTAINED IN THAT CERTAIN SUBSCRIPTION, REPRESENTATION AND STOCK TRANSFER RESTRICTION AGREEMENT, DATED JUNE 25, 1996, WHICH RESTRICTIONS ON TRANSFER ARE INCORPORATED HEREIN BY REFERENCE.

IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

                        WARRANT TO PURCHASE A MAXIMUM OF
                      ___________ SHARES OF COMMON STOCK OF
                                  EDNET, INC.,
                             a Colorado corporation
                           (Void after July 31, 1999)

         This certifies that ______________________ (the "Holder"), for value received, is entitled to purchase from EDNET, INC., a Colorado corporation (the "Company"), having a place of business at One Union Street, San Francisco, California 94111, a maximum of ____________________ fully paid and nonassessable shares of the Company's common stock (the "Common Stock") for cash at a price of _________ Dollars and ____ Cents ($________) per share (the "Stock Purchase Price") upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with the Form of Subscription attached hereto duly completed and signed and upon payment in cash or by check of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. This Warrant will expire on the date described in Section 2 below. The Stock Purchase Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 4 below.

         This Warrant is issued pursuant to the terms of that certain Subscription, Representation and Stock Transfer Restriction Agreement, dated June 25, 1996 (the "Agreement").

         This Warrant is subject to the following terms and conditions:

         1. Exercise; Issuance of Certificates; Payment for Common Stock. This Warrant is exercisable at the option of the holder of record hereof, at any time or from time to time commencing on the date hereof and expiring as provided in Section 2 below for all or any part of the shares of Common


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Stock (but not for a fraction of a share) which may be purchased hereunder. The
Company agrees that the shares of Common Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which the following items have been delivered to the Company: (a) this Warrant, properly endorsed, (b) the completed, executed Form of Subscription, and (c) payment for such shares, provided, however, that the Company is not obligated to issue shares of Common Stock purchased under this Warrant unless such Common Stock is registered under the Securities Act and qualified under the Securities Law, or the securities laws of any other jurisdiction, or exemptions from such registration and qualification requirements are available. Certificates for the shares of Common Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company's expense within a reasonable time after the rights represented by this Warrant have been so exercised. In case of a purchase of less than all the shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the shares purchasable under the Warrant surrendered upon such purchase to the Holder hereof within a reasonable time. Each stock certificate so delivered shall be in such denominations of Common Stock as may be requested by the Holder hereof and shall be registered in the name of such Holder.

         2. Termination. This Warrant will terminate at 5:00 p.m. (Pacific time) on July 31, 1999, provided, however, that in the event that the average closing bid price of the Common Stock exceeds one hundred sixty percent (160%) of the Stock Purchase Price for thirty (30) consecutive trading days, then the Company may, within three business days following the end of such thirty (30) day period, give notice of its intent to repurchase the Warrants at a purchase price of one-tenth of one cent ($0.001) per Warrant. Holders will have (30) days following the date of the Company's notice to exercise the Warrants. In the event the Company exercises the right to redeem the Warrants, such Warrants will be exercisable until the close of business on the business day immediately preceding the date for redemption fixed in such notice. If any Warrant called for redemption is not exercised by such time, it will cease to be exercisable and the Holder will be entitled only to the redemption price.

         3. Common Stock to be Fully Paid; Reservation of Common Stock. The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant.

         4. Adjustment of Stock Purchase Price and Number of Shares. The Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 4. Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

                  4.1 Subdivision or Combination of Stock. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Stock Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

                  4.2 Dividends in Common Stock, Other Stock, Property, Reclassification. If at any time or from time to time the holders of Common Stock (or any shares of stock or other securities at the

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time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor,

                           (a) Common Stock or any shares of stock or other
                  securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution,

                           (b) any cash paid or payable otherwise than as a cash
                  dividend, or

                           (c) Common Stock or additional stock or other
                  securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement, (other than (i) shares of Common Stock issued as a stock split, adjustments in respect of which shall be covered by the terms of Section 4.1 above or (ii) an event for which adjustment is otherwise made pursuant to
                  Section 4.3 below), then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clauses (b) and (c) above) which such Holder would hold on the date of such exercise had he been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

                  4.3 Reorganization, Reclassification, Consolidation, Merger or Sale. If any capital reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby; provided, however, that in the event the value of the stock, securities or other assets or property (determined in good faith by the Board of Directors of the Company) issuable or payable with respect to one share of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby is in excess of the Stock Purchase Price effective at the time of the merger and securities received in such reorganization, if any, are publicly traded, then this Warrant shall expire unless exercised prior to the reorganization.

         In any reorganization described above, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Stock Purchase Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or the corporation purchasing such assets shall assume by written instrument, executed and mailed or delivered to the registered Holder hereof at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

                  4.4 Notice of Adjustment. Upon any adjustment of the Stock Purchase Price or any increase or decrease in the number of shares purchasable upon the exercise of this Warrant, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered Holder of this Warrant at the address of such Holder as shown on the books of the Company. The notice shall be signed by the Company's chief financial officer and shall state the Stock Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon

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the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                  4.5      Other Notices. If at any time:

                           (a) the Company shall declare any cash dividend upon
                  its Common Stock;

                           (b) the Company shall declare any dividend upon its
                  Common Stock payable in stock or make any special dividend or other distribution to the holders of its Common Stock;

                           (c) the Company shall offer for subscription pro rata
                  to the holders of its Common Stock any additional shares of stock of any class or other rights;

                           (d) there shall be any capital reorganization or
                  reclassification of the capital stock of the Company; or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation;

                           (e) there shall be a voluntary or involuntary
                  dissolution, liquidation or winding-up of the Company; or

                           (f) there shall be an initial public offering of
                  Company securities;

then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, addressed to the Holder of this Warrant at the address of such Holder as shown on the books of the Company, (i) at least fifteen (15) days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up or public offering, at least fifteen (15) days' prior written notice of the date when the same shall take place; provided, however, that the Holder shall make a best efforts attempt to respond to such notice as early as possible after the receipt thereof. Any notice given in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto. Any notice given in accordance with the foregoing clause (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up, conversion or public offering, as the case may be.

                  4.6 Certain Events. If any change in the outstanding Common Stock of the Company or any other event occurs as to which the other provisions of this Section 4 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder of the Warrant in accordance with such provisions, the Board of Directors of the Company shall make an adjustment in the number and class of shares available under the Warrant, the Stock Purchase Price or the application of such provisions, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Holder of the Warrant upon exercise for the same aggregate Stock Purchase Price the total number, class and kind of shares as it would have owned had the Warrant been exercised prior to the event and had it continued to hold such shares until after the event requiring adjustment.

         5. Issue Tax. The issuance of certificates for shares of Common Stock upon the exercise of the Warrant shall be made without charge to the Holder of the Warrant for any issue tax (other than any applicable income taxes) in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

         6. No Voting or Dividend Rights; Limitation of Liability. Nothing contained in this Warrant shall be construed as conferring upon the holder hereof the right to vote or to consent or to receive notice as a shareholder of the Company or any other matters or any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest

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represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised.

         7. Warrants Not Transferable. This Warrant and the rights hereunder may not be transferred, in whole or in part, without the prior written consent of the Company. Upon the Company's request, the Holder shall deliver evidence satisfactory to the Company that any proposed transferee is an "accredited investor" under the Securities Act and the Securities Law.

         8. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and representatives of a majority in interest of the Holders under the Agreement.

         9. Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder hereof or the Company shall be delivered or shall be sent by certified mail, postage prepaid, to each such Holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant or such other address as either may from time to time provide to the other.

         10. Binding Effect on Successors. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the obligations of the Company relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof.

         11. Descriptive Headings and Governing Law. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California.

         12. Lost Warrants. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

         13. Fractional Shares. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Stock Purchase Price.

         In Witness Whereof, the Company has caused this Warrant to be duly executed by its officers, thereunto duly authorized this ____ day of June, 1996.

EDNET, INC.,
a Colorado corporation

By: ____________________________________
    Thomas Kobayashi
    Chairman and Chief Executive Officer

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                              FORM OF SUBSCRIPTION

                  (To be signed only upon exercise of Warrant)

To:      EDNET, Inc.
         One Union Street
         San Francisco, California  94111

         The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, the number of shares of common stock ("Common Stock") of EdNet, Inc., a Colorado corporation (the "Company"), indicated below and requests that the certificates for such shares be issued in the name of, and delivered to the undersigned at the address listed below.

         The undersigned represents that it is acquiring such Common Stock for its own account for investment and not with a view to or for sale in connection with any distribution thereof and in order to induce the issuance of such Common Stock makes to the Company the representation and warranties set forth on the investment representation statement attached hereto.

---------------------------------------   -------------------------------------
        Printed Name                             Signature

                                                 (Signature must conform in all
                                                 respects to name of Holder as
                                                 specified on the face of the
                                                 Warrant)

Address:

---------------------------------

---------------------------------


Number of Shares Purchased:                               (2)
                            -------------------------------

Purchase Price Enclosed:       $
                                -------------------------
($          per Unit; make checks payable to "EDNET, Inc."
  ---------

DATED:
       ------------------

(2) Insert here the number of shares called for on the face of the Warrant (or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised), in either case without making any adjustment for additional Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.

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